Exhibit 99.1

Faraday Future Announces that the FF 91
Successfully Passes FMVSS Crash Test Requirements, First Phase of Delivery Plan Set
to Begin May 31st

●	The latest crash-test achievement joins the announcements made late last year of the FF91’s EPA rating of 381 miles of EV range and the official CARB certification received as a zero-emissions vehicle.

●	The first phase of the Company’s three-phase delivery plan set to begin on May 31st.

●	The Company will hold Co-creation day themed activities with the first group of industry experts and users on June 6th.

Los Angeles, CA (May 25, 2023) -- Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that the FF 91 EV successfully passed the Federal Motor Vehicle Safety Standard (FMVSS) crash test requirements. FF has performed the highest severity crash tests and has passed all of these tests successfully, including front, side and rear crash tests.

FF has a unique side impact crumple zone or “moat body structure” + “moat pack structure” to protect the occupant and the high voltage battery. The side structure is unique in its design to balance optimal occupant protection and high voltage battery protection as well as providing optimal packaging space for the vehicle design.

FF continues to make progress at all levels of its operations including manufacturing, sales planning and FF’s delivery plan. FF announced on April 14th the completion of the first production build FF 91 vehicle, coming off the production line at the FF ieFactory California, located in Hanford, California. This closely followed the recently announced official start of production of the FF 91 vehicle.

In the continued spirit of FF’s co-creation and co-sharing vision, we outlined a three-phase delivery plan in April of this year aimed at delivering the best experience to all FF’s users. In the first phase FF will give our industry expert Futurist Product Officers (“FPOs”), the first look and allow these users the first chance to pay in full to reserve and experience the innovative FF 91. These industry expert FPOs are expected to take possession of the reserved FF 91 vehicle at the beginning of the second phase. The initial phase is slated for launch at the end of May, marking the start of our delivery plan for the vehicle.

The Company is in the process of qualifying industry expert FPOs. Those qualified will be invited to purchase a car on a first come first served basis and will be invited to join a series of co-creation activities. The Company will hold its co-creation day themed activities with the first group of industry experts and users on June 6th.

During FF’s fully integrated sales journey, users will be able to experience FF’s cars online and, in the future at one of FF’s owned/partner showrooms where they will be able to access FF’s O2O platform for purchases while partners will be able to integrate seamlessly into FF’s direct sales model.

ABOUT FARADAY FUTURE

Faraday Future is the pioneer of the Ultimate TechLuxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV company, but also a software-driven intelligent internet company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem.

FORWARD LOOKING STATEMENTS

This press release “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the anticipated start of delivery for the FF 91 vehicle and the first phase of the delivery plan, the Company’s ability to meet its future production and delivery plan, the development and success of the Company’s co-creation and benefits co-sharing program, and the Company’s planned partner showrooms, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the FF Top Holdings LLC Shareholder Agreement complies with Nasdaq listing requirements, including Nasdaq Listing Rule 5640 regarding voting rights, the market performance of the Company’s Common Stock, the Company’s ability to regain compliance with the Nasdaq listing requirements and the Company’s ability to execute definitive documentation in connection with and/or satisfy the conditions precedent and close on the various financings previously disclosed by the Company and anticipated additional financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; the ability of the Company to agree on definitive documents to effectuate the non-binding City of Huanggang Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and Nasdaq listing requirements and to continue to be listed on Nasdaq (including following the execution of the Shareholder Agreement); the outcome of the Securities and Exchange Commission (the “SEC”) investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs (including timely receipt of parts and completion of crash tests); the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed with the SEC on May 4, 2023, the “Risk Factors” section of the Company’s Form 10-Q filed with the SEC on May 10, 2023, the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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